PROMISSORY NOTE

$ 12,054,344.00	Miami, Florida

FOR VALUE RECEIVED the undersigned, Florida Gaming Centers, Inc., d/b/a Miami Jai-Alai, Inc, d/b/a W.J.A. Realty, Inc,, and City National Bank of Florida, f/k/a City National Bank of Miami, as Trustee under its Land Trust #5003471 (collectively "Maker.", which term shall include their successors, heirs, legal representatives and permitted assigns), promises to pay to the order of MIAMI-DADE COUNTY, Florida, a political subdivision of the State of Florida, together with any other holder hereof ("Holder" or "Lender"), at II I NW 1st Street, Miami, Florida 33128, Attention: County Manager, or such other place as Holder may from time to time designate in writing, the principal sum of $12,054,344,00, plus interest on the outstanding principal balance at the rate of 7.25 per annum to be paid in lawful money of the United States of America in accordance with the terms of this Promissory Note.

Maker shall pay monthly installments of principal and interest based upon the loan amortization schedule attached as Exhibit "A." However, Maker can elect to defer payments until the earlier of I) June 15, 2012, or 2) the date upon which slot machine operations are initiated by Maker (the "Initial Deferred Payment Period"). In the event that Maker elects to defer payment, a lump sum payment shall be due at the close of the initial Deferred Payment Period in accordance with the next applicable date and the corresponding amount set forth in the schedule attached as Exhibit "B." Notwithstanding any other provision contained herein, the initial lump sum payment shall be made no later than June 15, 2012. Thereafter, monthly payments of principal and interest shall commence in accordance with the loan amortization schedule set forth in Exhibit "A." Such monthly payments shall continue for the total fifteen year term until all obligations of Maker under this Note have been paid in full, and all remaining Principal and Interest shall be due and payable on the date which is the last day of the Amortization Period, June 15, 2026,

This Note is secured by a Mortgage and Security Agreement encumbering certain real property located in Miami-Dade County, Florida, dated the date of this Note from Florida Gaming Centers, Inc., d/b/a Miami Jai.-Alai, Inc., d/b/a W.J.A. Realty, Inc,, and City National Bank of Florida, f/k/a City National Bank of Miami, as Trustee under its Land Trust #5003471, in favor of MIAMI-DADE COUNTY, The Mortgage and all other agreements, instruments and documents delivered in connection with it and with this Note are collectively referred to as the "Loan Documents."

This Note has been executed and delivered in, and is to be governed by and construed under the laws of, the State of Florida, as amended, except as modified by the laws and regulations of the United States of America,

Maker shall have no obligation to pay interest or payments in the nature of interest in excess of the maximum rate of interest allowed to be contracted for by law, as changed from time to time, applicable to this Note (the "Maximum Rate"). Any interest in excess of the Maximum Rate paid by Maker ("Excess Sum") shall be credited as a payment of principal, or, if Maker so requests in writing, returned to Maker, or, if the indebtedness and other obligations evidenced by this Note have been paid in full, returned to Maker together with interest at the same rate as was paid by Maker during such period. Any Excess Sum credited to Principal shall be credited as of the date paid to Holder. The Maximum Rate varies from time to time and from time to time there may be no specific maximum rate. Holder may, without such action constituting a breach of any obligations to Maker, seek judicial determination of the Maximum Rate of interest, and its obligation to pay or credit any proposed excess sum to Maker,

The "Default interest Rate" and, in the event no specific maximum rate is applicable, the Maximum Rate shall be eighteen percent (18%) per annum.

Holder shall have the right to declare the total unpaid balance of this Note to be immediately due and payable in advance of the Maturity Date upon the failure of Maker to pay when due, taking into account applicable grace periods, any payment of Principal or Interest or other amount due under the Loan Documents; or upon the occurrence of an event of default, which is not cured prior to the expiration of any applicable cure periods, pursuant to any other Loan Documents now or hereafter evidencing, securing or guarantying payment of this Note. Exercise of this right shall be without notice to Maker or to any other person liable for payment hereof, notice of such exercise being hereby expressly waived

Any payment under this Note or the Loan Documents not paid when due (at maturity, upon acceleration or otherwise) taking into account applicable grace periods shall bear interest at the Default Interest Rate from the due date until paid.

Provided Holder has not accelerated this Note, Maker shall pay Holder a late charge of five percent (5%) of any required payment which Is not received by Holder within ten (10) days of the due date of said payment. The parties agree that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty,

Time is of the essence. In the event that this Note is collected by law or through attorneys at law, or under their advice, Maker agrees to pay all reasonable costs of collection, including reasonable attorneys' fees, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors proceedings or otherwise.

This Note may be paid in whole or in part at any time by Maker without penalty, Acceptance of partial payments or payments marked "payment in full" or "in satisfaction" or words to similar effect shall not affect the duty of Maker to pay all obligations due, and shall not affect the right of Holder to pursue all remedies available to it under any Loan Documents.

The remedies of Holder shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. No action or omission of Holder, including specifically any failure to exercise or forbearance in the exercise of any remedy, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein, A waiver or release with reference to any one event shall not be construed as continuing or as constituting a course of dealing, nor shall it be construed as a bar to, or as a waiver or release of, any subsequent remedy as to a subsequent event.

Any notice to be given or to be served upon any patty in connection with this Note whether required or otherwise, shall be given in writing to the address provided by each at the time this Note is delivered,

The term "other person liable for payment of this Note" shall include any endorser, guarantor, surety or other person now or subsequently primarily or secondarily liable for the payment of this Note, whether by signing this Note or any other instrument.

This is a non-recourse Note. Notwithstanding anything to the contrary, neither the Maker, nor any of its partners, officers or directors in their official capacities shall have any personal liability for the payment of any portion of the indebtedness evidenced by this Note. In the event of a default by the Maker under this Note, the Holder's sole remedy shall be limited to exercising its rights under this Note and the Loan Documents,

Whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural, and the plural number includes the singular,

Maker and any other person liable for the payment of this Note respectively, (a) expressly waive any valuation and appraisal, presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, all other forms of notice whatsoever, and diligence in collection; (b) consent that Holder may, from time to time and without notice to any of them or demand, (i) extend, rearrange, renew or postpone any or all payments, and/or (ii) release Maker (or any co-maker) or any other person liable for payment of this Note, without in any way modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security instrument; and (c) agree that Holder, in order to enforce payment of this Note against any of them, shall not be required first to institute any suit or to exhaust any of its remedies against Maker (or any co-maker) or against any other person liable for payment of this Note or to attempt to realize on any collateral for this Note,

Maker agrees to assign any proceeds to the Holder from any contract between Miami- Dade County, its agencies or instrumentalities and the Maker or any firm, corporation, partnership or joint venture in which the Maker has a controlling financial interest in order to secure repayment of the loan. "Controlling financial interest" shall mean ownership, directly or indirectly to ten percent or more of the outstanding capital stock in any corporation or a direct or indirect interest of ten (10) percent or more in a firm, partnership or other business entity.

BY EXECUTING THIS NOTE, MAKER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHTS AND THE RIGHTS OF ITS HEIRS, ASSIGNS, SUCCESSORS OR PERSONAL REPRESENTATIVES TO A TRIAL BY JURY, IF ANY, IN ANY ACTION, PROCEEDING OR SUIT, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, AND WHETHER ASSERTED BY WAY OF COMPLAINT, ANSWER, CROSSCLAIM, COUNTERCLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE, BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT TO BE EXECUTED IN CONNECTION HEREWITH OR WITH THE INDEBTEDNESS OR THE RENEWAL, MODIFICATION OR EXTENSION OF ANY OF THE FOREGOING OR ANY FUTURE ADVANCE THEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S EXTENDING CREDIT TO MAKER AND NO WAIVER OR LIMITATION OF LENDER'S RIGHTS HEREUNDER SHALL BE EFFECTIVE UNLESS IN WRITING AND MANUALLY SIGNED ON LENDER'S BEHALF.

Maker acknowledges that the above paragraphs have been expressly bargained for by Miami-Dade County, Florida as part of the transaction with Borrower and that, but for Maker's agreement, Miami-Dade County, Florida would not have agreed to lend the Borrower the Principal on the terms and at the Interest Rate,

WHEREFORE, Maker has executed this Note on the     day of     2011.

Attestation:

Florida Gaming Centers, Inc., a Florida Corporation, d/b/a Miami Jai-Alai, Inc., d/b/a W.J.A. Realty, Inc.

Bridget K. Brake	/s/ William B. Collett, Jr.
Print Name:
	Print Name:	William B. Collett, Jr.

Michelle S. Freeman	Title: President of:	Florida Gaming Centers, Inc.
Print Name:

STATE OF KENTUCKY )
:SS
COUNTY OF JEFFERSON )

BEFORE ME, the undersigned authority, appeared William B. Collett Jr., as President of Florida Gaming Centers, Inc., who is personally known to me or who has produced ________________as identification, and acknowledged that he/she/they executed the foregoing instrument for the purposes expressed therein and with full corporate authority.

WITNESS my hand and seal in the State and County aforesaid, this 16th day of June , 2011.-

Rebecca Mayton
NOTARY PUBLIC, State of Ken

	Pl'int Name:	Rebecca Mayton
My Commission Expires: 5/7/2012

and

City National Bank of Florida, f/k/a City
National Bank of Miami, as Trustee, under
Land Trust No, 5003471

Pl.int Name
Print Name:

Print Name:

state of florida	)
:
ss
county of miami-dade	)

BEFORE ME, the undersigned authority, appeared                             , as of,who is personally known to me or who has produced as identification, and acknowledged that he/she/they executed the foregoing instrument for the purposes expressed therein and with full corporate authority,

WITNESS my hand and seal in the State and County aforesaid, this         day of                   , 2011.

NOTARY PUBLIC, State of Florida
Print Name:
My Commission Expires:

Interest Vision

Amortization Schedule

Loan or Annuity Variables:

Start Date:	Jun 15, 2011	End Date:	Jun 15, 2026
Start Payment:	Jun 15: 2011	No. of Payments:	180
Start Interest:	Jun 15, 2011	Interest Rate:	7.250%
Payment Freq.:	Monthly	Initial Principal:	$12054344.00
Compound Freq.:	Monthly	Payment Amount:	$110039.63
Days in MO./Yr.:	30 / 360	Balloon:	$0.00
Payment Mode:	In Arrears	Amortization Method:	Simple Int.

		Payment	Interest	Interest
No .	Date	Amount	Amount	Rate/Yr.	Principal	Balance

	Jun 15, 2011	0011	0.00	0.000	0.00	1.2054e	+007
1	Jul 15, 2011	110039.63	72828.33	7.250	37211.30	1.2017e	+007
2	Aug 15, 2011	110039.63	72603.51	7.250	37436.12	1.1980e	+007
3	Sop 2011	110039.63	72377.33	7.250	37662.30	1.1942e	+007
4	Oct 15, 2011	110039.63	72149.79	7.250	37889.84	1.1904e	+007
5	Nov 15, 2011	110039.63	71920.87	7.250	38118.76	1.1866e	+007
6	Dec 15, 2011	110039.63	71690.57	7.250	38349.06	1.1828e	+007
7	Jan 15, 2012	110039.63	71458.88	7.250	38580.75	1.1789e	+007
8	Feb 15, 2012	110039.63	71225.79	7.250	38813.84	1.1750e	+007
9	Mar 15, 2012	110039.63	70991.29	7.250	39048.34	1.1711e	+007
10	Apr 15, 2012	110039.63	70755.37	7.250	39284.26	1.1672e	+007
11	May 15, 2012	110039.63	70518.03	7.250	39521.60	1.1632e	+007
12	Jun 15, 2012	110039.63	70279.25	7.250	39760.38	1.1593e	+007
13	Jul 15, 2012	110039.63	70039.03	7.250	40000.60	1.1553e	+007
14	Aug 15, 2012	110039.63	69797.36	7.250	40242.27	1.1512e	+007
15	Sep 15, 2012	110039.63	69554.23	7.250	40485.40	1.1472e	+007
16	Oct 15, 2012	110039.63	69309.63	7.250	40730.00	1.1431e	+007
17	Nov 15, 2012	110039.63	69063.56	7.250	40976.08	1.1390e	+007
18	Dec 15, 2012	110039.63	68815.99	7.250	41223.64	1.1349e	+007
19	Jan 15, 2013	110039.63	68566.93	7.250	41472.70	1.1308e	+007
20	Feb 15, 2013	110039.63	68316.37	7.250	41723,26	1.1266e	+007
21	Mar 15, 2013	110039.63	68064.29	7.250	41975.34	1.1224e	+007
22	Apr 15, 2013	110039.63	67810.69	7.250	42228.94	1.1182e	+007
23	May 19, 2013	110039.63	67555.56	7.250	42484.08	I.1139e	+007
24	Jun 15, 2013	110039.63	67298.88	7.250	42740,75	1.1096e	+007
25	Jul 15, 2013	110039.63	67040.66	7.250	42998.98	1.1053e	+007
26	Aug 15, 2013	110039.63	66780.87	7.250	43258.76	I.lOlOe	+007
27	Sep 15, 2013	110039.63	66519.52	7.250	43520.12	1.0967e	+007
28	Oct 15, 2013	110039.63	66256.58	7.250	43783.05	1.0923e	+007
29	Nov 15, 2013	110039.63	65992.06	7.250	44047.57	1.0879e	+007
30	Dec 15, 2013	110039,63	65725.94	7.250	44313.69	1.0834e	+007
31	Jan 15, 2014	110039.63	65458.21	7.250	44581.42	1.0790e	+007
32	Feb 15, 2014	110039.63	65188.86	7.250	44850.77	1.0745e	+007
33	Mar 15, 2014	110039.63	64917.89	7.250	45121.74	1.0700e	+007
34	Apr 15, 2014	110039.63	64645.28	7.250	45394.35	1.0655e	+007

		Payment	Interest	Interest
NO .	Date	Amount	Amount	Rate/Yr.	Principal	Balance

35	May 15, 2014	110039.63	64371.02	7.250	45668.61	1.0609e+007
36	Jun 15, 2014	110039.63	64095.11	7.250	45944.52	1.0563e+007
37	Jul 15, 2014	110039.63	63817.53	7.250	46222.11	1.0517e+007
38	Aug 15, 2014	110039.63	63538.27	7.250	46501.37	1.0470e+007
39	Sep 15, 2014	110039.63	63257.32	7.250	46782.31	1.0423e+007
40	Oct 15, 2014	110039.63	62974.68	7.250	47064.95	1.0376e+007
41	Nov 15, 2014	110039.63	62690.33	7.250	47349.30	1.0329e+007
42	Dec 15, 2014	110039.63	62404.26	7.250	47635.37	1.0281e+007
43	Jan 15, 2015	110039.63	62116.46	7.250	47923.17	1.0233e+007
44	Feb 15, 2015	110039.63	61826.93	7.250	48212.71	1.0185e+007
45	Mar 15, 2015	110039.63	61535.64	7.250	48503.99	1.0137e+007
46	Apr 15, 2015	110039.63	61242.60	7.250	48797.04	1.0088e+007
47	May 15, 2015	110039.63	60947.78	7.250	49091.85	1.0039e+007
48	Jun 15, 2015	110039.63	60651.18	7.250	49388.45	9989428.15
49	Jul 15, 2015	110039.63	60352.80	7.250	49686.84	9939741.31
50	Aug 15, 2015	110039.63	60052.60	7.250	49987.03	9889754.28
51	Sep 15, 2015	110039.63	59750.60	7.250	50289.03	9839465.25
52	Oct 15, 2015	110039.63	59446.77	7.250	50592.86	9788872.39
53	Nov 15, 2015	110039.63	59141.10	7.250	50898.53	9737973.86
54	Dec 15, 2015	110039.63	58833.59	7.250	51206.04	9686767.82
55	Jan 15, 2016	110039.63	58524.22	7.250	51515.41	9635252.41
56	Feb 15, 2016	110039.63	58212.98	7.250	51826.65	9583425.76
57	Mar 15, 2016	110039.63	57899.86	7.250	52139.77	9531285.99
58	Apr 15, 2016	110039.63	57584.85	7.250	52454.78	9478831.22
59	May 15, 2016	110039.63	57267.94	7.250	52771.69	9426059.52
60	Jun 15, 2016	110039.63	56949.11	7.250	53090.52	9372969.00
61	Jul 15, 2016	110039.63	56628.35	7.250	53411.28	9319557.72
62	Aug 15, 2016	110039.63	56305.66	7.250	53733.97	9265823.75
63	Sep 15, 2016	110039.63	55981.02	7.250	54058.61	9211765.14
64	Oct 15, 2016	110039.63	55654.41	7.250	54385.22	9157379.92
65	Nov 15, 2016	110039.63	55325.84	7.250	54713.79	9102666.13
66	Dec 15, 2016	110039.63	54995.27	7.250	55044.36	9047621.77
67	Jan 15, 2017	110039.63	54662.71	7.250	55376.92	8992244.85
68	Feb 15, 2017	110039.63	54328.15	7.250	55711.49	8936533.36
69	Mar 15, 2017	110039.63	53991.56	7.250	56048.08	8880485.29
70	Apr 15, 2017	110039.63	53652.93	7.250	56386.70	8824098.59
71	May 15, 2017	110039.63	53312.26	7.250	56727.37	8767371.22
72	Jun 15, 2017	110039.63	52969.53	7.250	57070.10	8710301.12
73	Jul 15, 2017	110039.63	52624.74	7.250	57414.90	8652886.23
74	Aug 15, 2017	110039.63	52277.85	7.250	57761.78	8595124.45
75	Sep 15, 2017	110039.63	51928.88	7.250	58110.76	8537013.69
76	Oct 15, 2017	110039.63	51577.79	7.250	58461.84	8478551.85
77	Nov 15, 2017	110039.63	51224.58	7.250	58815.05	8419736.80
78	Dec 15, 2017	110039.63	50869.24	7.250	59170,39	8360566.42
79	Jan 15, 2018	110039.63	50511.76	7.250	59527.88	8301038.54
80	Feb 15, 2018	110039.63	50152.11	7.250	59887.52	8241151.02
81	Mar 15, 2018	110039.63	49790.29	7.250	60249.34	8180901.67
82	Apr 15, 2018	110039.63	49426.28	7.250	60613.35	8120288.32
83	May 15, 2018	110039.63	49060.08	7.250	60979.56	8059308.76
84	Jun 15, 2018	110039.63	48691.66	7.250	61347.97	7997960.79
85	Jul 15, 2018	110039.63	48321.01	7.250	61718.62	7936242.17
86	Aug 15, 2018	110039.63	47948.13	7.250	62091.50	7874150.67

		Payment	Interest	Interest
No.	Date	Amount	Amount	Rate/Yr.	Principal	Balance

87	Sep 15, 2018	110039.63	47572.99	7.250	62466.64	7811684.03
88	Oct 15, 2018	110039.63	47195.59	7.250	62844.04	7748839,99
89	Nov 15, 2018	110039.63	46815.91	7.250	63223.72	7685616.26
90	Dec 15, 2018	110039.63	46433.93	7.250	63605.70	7622010.56
91	Jan 15, 2019	110039.63	46049.65	7,250	63989.98	7558020.58
92	Feb 15, 2019	110039.63	45663.04	7.250	64376.59	7493643.99
93	Mar 15, 2019	110039.63	45274.10	7.250	64765.53	7428878.46
94	Apr 15, 2019	110039.63	44882.81	7.250	65156.82	7363721.63
95	May 15, 2019	110039.63	44489.15	7.250	65550.48	7298171.15
96	Jun 15, 2019	110039.63	44093.12	7.250	65946.51	7232224.64
97	Jul 15, 2019	110039.63	43694.69	7.250	66344.94	7165879.69
98	Aug 15, 2019	110039.63	43293.86	7.250	66745.78	7099133.92
99	Sep 15, 2019	110039.63	42890.60	7.250	67149.03	7031984.89
100	Oct 15, 2019	110039.63	42484.91	7.250	67554.72	6964430.16
101	Nov 15, 2019	110039.63	42076.77	7.250	67962.87	6896467.30
102	Dec 15, 2019	110039.63	41666.16	7.250	68373.48	6828093.82
103	Jan 15, 2020	110039.63	41253.07	7.250	68786.57	6759307.26
104	Feb 15, 2020	110039.63	40837.48	7.250	69202.15	6690105.11
105	Mar 15, 2020	110039.63	40419.39	7.250	69620.25	6620484.86
106	Apr 15, 2020	110039,63	39998.76	7.250	70040.87	6550443.99
107	May 15, 2020	110039.63	39575.60	7.250	70464.03	6479979.96
108	Jun 15, 2020	110039.63	39149.88	7.250	70889.75	6409090.21
109	Jul 15, 2020	110039.63	38721.59	7.250	71318.05	6337772.16
110	Aug 15, 2020	110039.63	38290.71	7.250	71748.93	6266023.23
111	Sep 15, 2020	110039.63	37857.22	7.250	72182.41	6193840.83
112	Oct 15, 2020	110039.63	37421.12	7.250	72618.51	6121222.32
113	Nov 15, 2020	110039.63	36982.38	7.250	73057.25	6048165.07
114	Dec 15, 2020	110039.63	36541.00	7.250	73498.63	5974666.43
115	Jan 15, 2021	110039.63	36096.94	7.250	73942.69	5900723.75
116	Feb 15, 2021	110039.63	35650.21	7.250	74389.43	5826334.32
117	Mar 15, 2021	110039.63	35200.77	7.250	74838.86	5751495.46
118	Apr 15, 2021	110039.63	34748.62	7.250	75291.01	5676204.44
119	May 15, 2021	110039.63	34293.74	7.250	75745.90	5600458.55
120	Jun 15, 2021	110039.63	33836.10	7.250	76203.53	5524255.02
121	Jul 15, 2021	110039.63	33375.71	7.250	76663.92	5447591.09
122	Aug 15, 2021	110039.63	32912.53	7.250	77127.10	5370463.99
123	Sep 15, 2021	110039.63	32446.55	7.250	77593.08	5292870,91
124	Oct 15, 2021	110039.63	31977.76	7.250	78061.87	5214809.04
125	Nov 15, 2021	110039.63	31506.14	7.250	78533.49	5136275.55
126	Dec 15, 2021	110039.63	31031.66	7.250	79007.97	5057267.58
127	Jan 15, 2022	110039.63	30554.32	7.250	79485.31	4977782.28
128	Feb 15, 2022	110039.63	30074.10	7.250	79965.53	4897816.74
129	Mar 15, 2022	110039,63	29590.98	7.250	80448.66	4817368.09
130	Apr 15, 2022	110039.63	29104.93	7.250	80934.70	4736433.39
131	May 15, 2022	110039.63	28615.95	7.250	81423.68	4655009.71
132	Jun 15, 2022	110039.63	28124.02	7.250	81915.61	4573094.09
133	Jul 15, 2022	110039.63	27629.11	7.250	82410.52	4490683.57
134	Aug 15, 2022	110039.63	27131.21	7.250	82908.42	4407775.15
135	Sep 15, 2022	110039.63	26630.31	7.250	83409.32	4324365.83
136	Oct 15, 2022	110039.63	26126.38	7,250	83913.26	4240452.57
137	Nov 15, 2022	110039.63	25619.40	7.250	84420.23	4156032.34
138	Dec 15, 2022	110039.63	25109.36	7.250	84930.27	4071102.07

		Payment	Interest	Interest
NO .	Date	Amount	Amount	Rate/Yr.	Principal	Balance

139	Jan 15, 2023	110039.63	24596.24	7.250	85443.39	3985658.68
140	Feb 15, 2023	110039.63	24080.02	7.250	85959.61	3899699.07
141	Mar 15, 2023	110039.63	23560.68	7.250	86478.95	3813220.12
142	Apr 15, 2023	110039.63	23038.20	7.250	87001.43	3726218.70
143	May 15, 2023	110039.63	22512.57	7.250	87527.06	3638691.64
144	Jun 15, 2023	110039.63	21983.76	7.250	88055.87	3550635.77
145	Jul 15, 2023	110039.63	21451.76	7.250	88587.87	3462047.89
146	Aug 15, 2023	110039.63	20916.54	7.250	89123.09	3372924.80
147	Sep 15, 2023	110039.63	20378.09	7.250	89661.54	3283263.25
148	Oct 15, 2023	110039.63	19836.38	7.250	90203.25	3193060.00
149	Nov 15, 2023	110039.63	19291.40	7.250	90748.23	3102311.78
150	Dec 15, 2023	110039.63	18743.13	7.250	91296.50	3011015.28
151	Jan 15, 2024	110039.63	18191.55	7.250	91848.08	2919167.20
152	Feb 15, 2024	110039.63	17636.64	7.250	92403.00	2826764.20
153	Mar 15, 2024	110039.63	17078.37	7.250	92961.26	2733802.94
154	Apr 15, 2024	110039.63	16516.73	7.250	93522.91	2640280.03
155	Nay 15, 2024	110039.63	15951.69	7.250	94087.94	2546192.09
156	Jun 15, 2024	110039.63	15383.24	7.250	94656.39	2451535.70
157	Jul 15, 2024	110039.63	14811.36	7.250	95228.27	2356307.43
158	Aug 15, 2024	110039.63	14236.02	7.250	95803.61	2260503.82
159	Sop 15, 2024	110039.63	13657.21	7.250	96382.42	2164121.40
160	Oct 15, 2024	110039.63	13074.90	7.250	96964.73	2067156.67
161	Nov 15, 2024	110039.63	12489.07	7.250	97550.56	1969606.11
162	Dec 15, 2024	110039.63	11899.70	7.250	98139.93	1871466.18
163	Jan 15, 2025	110039.63	11306.77	7.250	98732.86	1772733.32
164	Feb 15, 2025	110039.63	10710.26	7.250	99329.37	1673403.96
165	Mar 15, 2025	110039.63	10110.15	7.250	99929.48	1573474.47
166	Apr 15, 2025	110039.63	9506.41	7.250	100533.22	1472941.25
167	May 15, 2025	110039.63	8899.02	7.250	101140.61	1371800.64
168	Jun 15, 2025	110039.63	8287.96	7.250	101751.67	1270048.97
169	Jul 15, 2025	110039.63	7673.21	7.250	102366.42	1167682.55
170	Aug 15, 2025	110039.63	7054.75	7.250	102984.88	1064697.66
171	Sep 15, 2025	110039.63	6432.55	7.250	103607.08	961090.58
172	Oct 15, 2025	110039.63	5806.59	7.250	104233.04	856857.54
173	Nov 15, 2025	110039.63	5176.85	7.250	104862.78	751994.75
174	Dec 15, 2025	110039.63	4543.30	7.250	105496.33	646498.42
175	Jan 15, 2026	110039.63	3905.93	7.250	106133.70	540364.72
176	Feb 15, 2026	110039.63	3264.70	7.250	106774.93	433589.79
177	Mar 15, 2026	110039.63	2619.60	7.250	107420.03	326169.76
178	Apr 15, 2026	110039.63	1970.61	7.250	108069.02	218100.74
179	May 15, 2026	110039.63	1317.69	7.250	108721.94	109378.80
180	Jun 15, 2026	110039.63	660.83	7.250	109378.80	0.00

EXHIBIT"B"

Mortgage Amount:	$12,064,344.00 New Mortgage

Annual Actual interest Rate:	7.25%

Mortgage Term (In months):	180

Monthly Payment (P & I):	$110,039,63

Pmt. No.	If First Pmt Is Made on	Principal	Interest	Balance on Mortgage	Interest on Unpaid Pmt	Pmt Due	New Mortgage Bal.
1	15-Jul-11	$88,320.63	$46,990.37	$12,189,655.00	$0.00	$110,039.63	$12,189,655.00
2	15-Aug-11	$90,975.31	$44,335.70	$12,324,966.01	$664.82	$246,015.46	$12,325,630.83
3	15-Sep-11	$90,702.31	$44,608.70	$12,460,941.84	$1,486.34	$382,812.82	$12,462,428.19
4	15-Oct-11	$87,510.61	$47,800.40	$12,597,739.20	$2,312.83	$520,436.65	$12,600,052.02
5	15-Nov-11	$19,906.33	$90,133.30	$12,710,091.65	$3,144.30	$633,620.59	$12,713,235.96
6	15-Dec-11	$86,956.56	$48,354.44	$12,848,546.96	$3,828.12	$772,759.71	$12,852,375.08
7	15-Jan-12	$89,312.68	$45,998.33	$12,987,686.09	$4,668.76	$912,739.49	$12,992,354.85
8	15-Feb-12	$89,030.22	$46,280.79	$13,127,665.86	$5,514.47	$1,053,564.96	$13,133,180.33
9	15-Mar-12	$83,020.47	$52,290.54	$13,268,491.34	$6,365.29	$1,195,241.26	$13,274,856.63
10	15-Apr-12	$88,424.92	$46,886.09	$13,410,167.64	$7,221.25	$1,337,773.51	$13,417,388.88
11	15-May-12	$85,293.88	$50,017.13	$13,552,699.89	$8,082.38	$1,481,166.91	$13,560,782.28
12	15-Jun-12	$87,829.86	$47,481.14	$13,696,093.28	$8,948.72	$1,625,426.62	$13,705,041.99
	Sub-Total	$987,283.78	$611,176.93		$52,237.28

* Once the Maker makes a payment based on this schedule, they will then be considered current and Maker shall continue making payments based on the amortization schedule attached (Exhibit "A"), continuing the same sequence of payments. At that point this schedule (Exhibit "B") can be disregarded.